                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                      FORM 8-K

                                    CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of the
                            Securities Exchange Act of 1934

                    Date of Report (Date of earliest event reported):
                                      May 21, 1998

                        THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                ---------------------------------------------------------
                  (Exact name of registrant as specified in its charter)

            Delaware                  0-19277                    13-3317783
    ------------------------       ----------------        ---------------------
    (State or other                (Commission File        (IRS Employer
    jurisdiction of                Number)                 Identification No.)
    incorporation)

    Hartford Plaza
    Hartford, Connecticut                                       06115-1900
    ------------------------                              ----------------------
    (Address of principal                                       (Zip Code)
    executive offices)

    Registrant's telephone number: (860) 547-5000
                                   --------------

Item 5.   Other Events.
------    -------------

     On May 21, 1998, The Hartford Financial Services Group, Inc. ("The Hartford") announced that its Board of Directors declared a two-for-one stock split on The Hartford's shares of common stock in the form of a 100% stock dividend. Additional information is set forth in The Hartford's press release which is filed as an exhibit hereto.

Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

          (c) The following is filed as an exhibit to this Current Report.


Exhibit
Number                   Description
------                   -----------

99.1                     Press release dated May 21, 1998.

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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE HARTFORD FINANCIAL SERVICES
                                               GROUP, INC.

Date:  May 21, 1998                   By:  /s/ James J. Westervelt
                                           -------------------------------------
                                             Name:  James J. Westervelt
                                             Title: Senior Vice President
                                                    and Group Controller


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

                                  EXHIBIT INDEX


Exhibit
Number                 Description
------                 -----------
99.1                   Press release dated May 21, 1998.

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